UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


 -------------------------------------------------------------------------------

                                    FORM 8-K
 ------------------------------------------------------------------------------



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 1999


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



          MARYLAND                    1-13589                    36-4173047
(State or other jurisdiction of   (Commission File            (I.R.S. Employer
 incorporation or organization)        Number)               Identification No.)


77 West Wacker Drive, Suite  3900,                                 60601
     Chicago, Illinois                                          (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     (a) December 17, 1999 Press Release: On December 17, 1999, Prime Group Realty Trust issued the Press Release attached hereto as Exhibit 99.1. Such Press Release is incorporated herein by reference.

     (b) Exhibits:



 Exhibit
   No.        Description
   ---        -----------
   99.1       Press Release of Prime Group Realty Trust dated
              December 17, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRIME GROUP REALTY TRUST
                                   ------------------------
                                   Registrant


Dated: December 21, 1999           By:   /s/ William M. Karnes
                                         ------------------------
                                         William M. Karnes
                                         Executive Vice President and
                                         Chief Financial Officer